UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 13, 2011, Tree.com, Inc., through its subsidiary Home Loan Center, Inc. (“HLC”) entered into an amendment to its existing warehouse line of credit with Citibank, N.A.   The amendment extends the termination date for the facility to January 20, 2012, subject to certain provisions for earlier termination.   Citibank, N.A., or its affiliates, has also participated as a secondary market investor by purchasing consumer loans from HLC from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2011

TREE.COM, INC.

By:	/s/ Christopher R. Hayek
Christopher R. Hayek
Senior Vice President and Chief Accounting Officer